EXHIBIT 4-c


                            FORM OF CERTIFICATE


                     ____% CUMULATIVE PREFERRED STOCK
                        ($_______.000 STATED VALUE)

    NUMBER                                                    SHARES

  __________                                                __________


                                                          CUSIP 617446 - 489


                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       THIS CERTIFICATE IS TRANSFERABLE
                       IN THE CITY OF NEW YORK, NEW YORK

               This is to certify that _____________________________________
is the owner of ___________________ fully paid and non-assessable shares of ____% Cumulative Preferred Stock, without par value, stated value
$ _____ per share, of Morgan Stanley, Dean Witter, Discover & Co. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

               This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

               Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated ________________________

[SEAL]

______________________________             ______________________________
[Assistant Secretary]                      [Financing Officer]


                                           Countersigned and Registered,
                                           THE BANK OF NEW YORK,
                                           Transfer Agent and Registrar




                                          By ______________________________
                                             Authorized Signature



                           [Reverse of Certificate]

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

               Morgan Stanley, Dean Witter, Discover & Co. (the "Corporation") will furnish, without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights applicable to each class of stock of the Corporation or series thereof. Such information may be obtained by a request in writing to the Secretary of the Corporation at its principal place of business.

               This certificate and the share or shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Restated Certificate of Incorporation, as amended, and the Certificate of Designation of Preferences and Rights of the _________% Cumulative Preferred Stock ($ __________ Stated Value) (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.

               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - ____ Custodian _____
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act ____________________
          tenants in common (State)


      Additional abbreviations may also be used though not in the above list.

                               ------------

      For value received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

____________________________________________________________________ shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________________,

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________     _________________________________
                                     Signature

                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.